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                                                                    EXHIBIT 23.2
                                                                    ------------

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Terra Industries Inc. on Form S-8 of our reports dated January 31, 2002, appearing in and incorporated by reference in the Annual Report on Form 10-K of Terra Industries Inc. and subsidiaries for the year ended December 31, 2001.

DELOITTE & TOUCHE LLP

Omaha, Nebraska
May 15, 2002